EXHIBIT 10.c.

                    FEDERAL SIGNAL CORPORATION
                    SUPPLEMENTAL PENSION PLAN
               FOR DESIGNATED MANAGEMENT EMPLOYEES

1. Purpose. This plan is an unfunded employee benefit plan whose purpose is to provide deferred compensation in the form of supplemental pension to those key management employees of Federal Signal Corporation, a Delaware corporation (the "Corporation"), as may from time to time be designated by the Board of Directors of the Corporation.

2. Eligible Employees. The key employees eligible for supplemental pensions under this plan shall be Karl Hoenecke, William Anthony, Robert Janowiak, Richard Valore, G. Vern Diedrick, William Humphreys, James Morrall and John Schwartz. The Board of Directors of the Corporation may from time to time by resolution designate other employees of the Corporation or any subsidiary of the Corporation who shall be eligible for supplemental pensions under this plan.

3. Pension Upon Retirement At Age 65. The monthly amount of the supplemental pension payable for life to an eligible employee if his employment terminates on or after his 65th birthday shall be equal to the excess, if any, of

    A. 50% of his average monthly compensation less 50% of his primary social security benefit, over

    B. the monthly amount of the normal retirement benefit to which the employee is entitled under the Federal Signal Corporation Retirement Plan for Salaried Employees, as amended and in effect as of January 1, 1976 (the "Qualified Retirement Plan") in the form of a pension for life (exclusive of the portion of such amount, if any, derived from employee contributions).

The terms "average monthly compensation," "primary social security benefit" and other terms underlined in this plan shall have the meanings set forth in the Qualified Retirement Plan.

4. Termination Of Employment Before Age 65. If the employment of an employee otherwise eligible for a supplemental pension terminates before his 65th birthday for any reason except his death, his right to and the amount of his supplemental pension shall be determined in accordance with this paragraph.

    A. No such employee shall receive a supplemental pension unless he has completed 5 years of continuous service prior to the termination of employment.

    B. If such an employee has completed 5 years or more of continuous service, he shall be entitled to a supplemental pension for life commencing on his normal retirement date equal to the employee's vested percentage, as defined below, multiplied by the excess, if any, of

           (I) 50 of his average monthly compensation less 50% of his primary social security benefit multiplied by a fraction the numerator of which is 30 years less the number of years (computed to the nearest whole month) between the date of


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                      his termination of employment and his normal retirement
                      date and the denominator of which is 30 years, over

           (ii) the monthly amount of the accrued retirement benefits (both vested and nonvested) to which the employee would be entitled under the Qualified Retirement Plan in the form of a pension for life commencing on his normal retirement date (exclusive of the portion of such amount, if any, derived from employee contributions).

If an employee eligible for a supplemental pension elects to have his benefits under the Qualified Retirement Plan commence before age 65, his supplemental pension shall commence on the same date as his benefits under the Qualified Retirement Plan and shall be reduced in the same manner.

    C. The vested percentage of an employee shall be the percentage in the following table corresponding to his number of years of continuous service upon termination of employment:

                 Years Of                                       Vested
           Continuous Service                                Percentage
            less than 5 years                                 no vesting
                 5 years                                      25%
                 6 years                                      40%
                 7 years                                      55%
                 8 years                                      70%
                 9 years                                      85%
                10 years or more                             100%

5. Forms Of Pension Other Than Life Pension. If the benefits under the Qualified Retirement Plan of an employee eligible for a supplemental pension are payable in a form other than a pension for life, his supplemental pension shall be payable in the same form as his benefits under the Qualified Retirement Plan and shall be reduced in the same manner.

6. Supplemental Survivor Pension. If the employment of an employee, otherwise eligible for a supplemental pension, terminates by reason of death and has completed at least 5 years of continuous service on the date of his death and is survived by a spouse from whom he is not divorced, the surviving spouse shall receive a supplemental survivor pension determined as follows:

    A. If the employee died on or after age 60, the supplemental survivor pension will be equal to 100% of the reduced supplemental pension to which the employee would have been entitled under this plan if he had retired on the day before his death and his supplemental pension had been payable in the form of a 100% joint and survivor annuity, commencing immediately thereafter.

    B. If the employee died on or after age 55 and before age 60, the supplemental survivor pension will be equal to 66-2/3% of the reduced supplemental pension to which the employee would have been entitled under this plan if he had retired on the day before his death and his supplemental pension had been payable in the form of a 66-2/3% joint and survivor annuity, commencing immediately thereafter.

    C.     If the employee died before age 55, the supplemental survivor


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           pension will be equal to 50% of the reduced supplemental pension to which the employee would have been entitled if the early retirement could have occurred under the Qualified Retirement Plan (and hereunder) on his date of death and his supplemental pension had been payable in the form of a 50% joint and survivor annuity under the same assumptions as set forth in paragraph B above.

No supplemental survivor pension shall be payable in respect to an employee whose death occurs before he has completed 5 years of continuous service.

7. Financing The Supplemental Pensions. The supplemental pensions provided in this plan shall be payable from the general assets of the Corporation.

8. Termination Of Qualified Retirement Plan. If the Qualified Retirement Plan is terminated, no further supplemental pensions shall accrue under this plan and the amount of the accrued supplemental pension to which an employee is entitled under this plan shall be determined as if his employment had terminated on the date the Qualified Retirement Plan terminated. The actuarial value of the accrued supplemental pension of an employee shall be determined as of the date of termination of the Qualified Retirement Plan in a manner consistent with the manner of determining the actuarial liabilities under the Qualified Retirement Plan and may be paid in such manner and at such time as the Board of Directors of the Corporation may determine in satisfaction of all rights of the employee and his surviving spouse under this plan. Supplemental pensions payable pursuant to this plan shall in no event be increased by reason of the fact that the assets of the Qualified Retirement Plan may be insufficient to pay all benefits accrued under that plan upon termination thereof.

9. Amendment Of Qualified Retirement Plan. The benefits hereunder shall be based on the Qualified Retirement Plan as amended and in effect as of January 1, 1976, and no amendment to the Qualified Retirement Plan effective after such date, whether increasing or decreasing the benefits thereunder, shall affect the amount of the supplemental pension payable pursuant to this plan.

10. Loss Of Supplemental Benefits For Cause. Notwithstanding any other provision of this plan:

    A. If an employee, otherwise eligible for a supplemental pension hereunder is discharged because of embezzlement, fraud, dishonesty, conviction of a felony, or any wilful act or omission detrimental to the interest of the Corporation, as determined by the Board of Directors of the Corporation, or if it is discovered after termination of employment that any such employee was guilty of any of the acts or omissions described above, neither he nor any person claiming through him shall be entitled to a supplemental pension or other benefit hereunder, and any supplemental pension or other benefit which commenced prior to the discovery of such act or omission shall forthwith be discontinued.

    B. If an employee otherwise eligible for a supplemental pension hereunder

           (I) shall, within one year following the termination of his employment with the Corporation, become employed by or


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                      renders services to any corporation, partnership or other
                      person which is determined by the Board of Directors of the Corporation to be a competitor of the Corporation or any subsidiary of the Corporation, and such employee shall continue to be employed by or to render services to such corporation, partnership or other person for 30 days or more after the Corporation gives written notice to such employee of such determination by the Board of Directors and the tenor of this paragraph 10(B);, or,

           (ii) shall at any time make use of or divulge to any corporation, partnership or other person determined by the Board of Directors to be a competitor of the Corporation or any subsidiary of the Corporation, any trade secrets of the Corporation or other proprietary or confidential information acquired in the course of his employment with the Corporation, then neither such employee nor any person claiming through him shall be entitled to a supplemental pension or other benefit hereunder, and any supplemental pension or other benefit theretofore commenced shall forthwith be discontinued.

11. Amendment. The Board of Directors of the Corporation reserves the right to amend this plan at any time and from time to time provided, however, that no such amendment shall have the effect of diminishing the benefits payable hereunder in respect of any eligible employee without the consent of such employee.

12. Administration. This plan shall be administered by the Board of Directors of the Corporation, which shall be authorized to interpret the plan to adopt rules and practices concerning the administration of the same, to resolve questions concerning the eligibility for and amount of benefits under the plan, and to delegate all or any portion of its authority hereunder to designated officers or employees of the Corporation.

13.  Effective Date.  This plan shall be effective as of January 1, 1976.



                                     Approved
                                    E.A. Carter

                     Chairman - Executive Compensation Committee



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                                    Resolution Relating to Amendment to
                                         Supplemental Pension Plan

BE IT RESOLVED, that the Board of Directors hereby modifies the Supplemental Pension Plan for designated management employees to be effective July 1, 1981.

If Federal Signal Corporation is acquired by any other person or if 50% or more of the outstanding voting securities of Federal Signal Corporation are acquired by any other person, all participants shall be 100% vested in the full pension benefit described in paragraph 3(A), reduced by the vested portion of the accrued benefit described in paragraph 3(B). In the event a plan participant terminates for any reason, subject to the provisions in section 10, subsequent to an acquisition of Federal Signal Corporation or if 50% or more of the outstanding voting securities of Federal Signal Corporation are acquired by any other person, the participant's legal spouse, from whom he is not divorced, shall have surviving spouse benefit in the full pension benefit described in paragraph 3(A), reduced by the vested portion of the accrued benefit described in paragraph 3(B). Should the plan participant die before electing a benefit under the supplemental plan, the surviving spouse shall receive a supplemental survivor pension determined as follows:

A. If the employee terminated on or after age 60, the supplemental survivor pension will be equal to 100% of the reduced supplemental pension to which the employee would have been entitled under this plan if he had retired on the day before his termination and his supplemental pension had been payable in the form of a 100% joint and survivor annuity, commencing immediately after his death.

B. If the employee terminated on or after age 55 and before age 60, the supplemental survivor pension will be equal to 66-2/3% of the reduced supplemental pension to which the employee would have been entitled under this plan if he had retired on the day before his termination and his supplemental pension had been payable in the form of a 66-2/3% joint and survivor annuity, commencing immediately after his death.

C. If the employee terminated before age 55, the supplemental survivor pension will be equal to 50% of the reduced supplemental pension to which the employee would have been entitled if the early retirement could have occurred under the Qualified Retirement Plan (and hereunder) on his date of termination and his supplemental pension had been payable in the form of a 50% joint and survivor annuity under the same assumptions as set forth in paragraph B above.

No supplemental survivor pension shall be payable in respect of an employee whose termination occurs before he has completed five years of continuous service.

BE IT RESOLVED, that the Board of Directors hereby modifies the Supplemental Pension Plan for designated management employees to be effective July 1, 1981.



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                              Automatic Post-Retirement (Joint and Survivor)
                                        Surviving Spouse Benefits.

A.  Eligibility and Conditions.  In lieu of the monthly normal
    --------------------------
    retirement benefit otherwise payable under section 5, a married member who retires or terminates and is eligible for a retirement benefit under this plan shall be deemed to have elected automatically a reduced amount of monthly retirement benefit payable to him with the provision that if his spouse (to whom he is then married) shall be living at the effective date of the election and also at his death, a surviving spouse benefit shall be payable to such spouse. Such automatic election is subject to the following conditions:

    (1) The automatic election provided in this section shall have an effective date of the first to occur of the member's retirement date or his normal retirement age.

    (2) A member may prevent the automatic election provided in this section only by executing a specific written rejection of such automatic election on a form approved by the Administration Committee of the Qualified Retirement Plan and filing it with that committee prior to the effective date of the election specified in (1) above or such later date as shall be required by regulations under the act prescribed by the Secretary of the Treasury in accordance with rules adopted by the committee and prior to the said effective date or later date shall be revocable by the member in writing.

B.  Amount of Benefits.

    (1) For a member who is deemed to have made the automatic election pursuant to this section (and who does not reject it as provided in paragraph A(2) above) the reduced amount of his monthly retirement benefit, referred to in paragraph A above, shall be the actuarial equivalent of the retirement benefit, otherwise payable to the member, giving effect to the increased costs of the automatic election.

    (2) The surviving spouse benefit payable to the surviving spouse of a member who is deemed to have made an automatic election pursuant to this section and who dies after such election becomes effective, shall be a monthly benefit equal to 50% of the reduced amount of such member's monthly retirement benefit as determined in paragraph B1 above.

C. Commencement and Duration. The monthly surviving spouse's benefit shall be payable to the spouse for life beginning as of the first day of the calendar month coincident with or next following the member's death.

D.  Election Period and Information to Members.  Within a reasonable
    ------------------------------------------
    time, at least 90 days prior to a member's benefit commencement date, the committee shall give each member written notice in nontechnical terms of the form in which his retirement benefit shall be payable and of the relative financial effect of the member's rejection of the automatic election provided herein. Such notice shall advise the member that he may receive his retirement benefit in the normal form by giving written notice of rejection


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    to the committee prior to his benefit commencement date and also that he may request additional information concerning the direct financial effect for him of the automatic election or the rejection thereof. In the event that such additional information is requested, the election period shall be extended for 90 days.

E.  Determination of Marital Status.

    (1) Each member shall execute and deliver to the committee a written statement of his marital status and, upon request by the committee, provide such additional information and evidence as the committee may reasonably request concerning his marital status, the identity and birth date of his spouse and other related matters. If there is any change in the marital status of a member after the date upon which such statement or additional evidence or information is furnished to the committee, the member shall promptly notify the committee in writing of such change in marital status.

    (2) In the event a member has made no written statement of his marital status or if such statement for any reason no longer is effective, the committee shall determine, as of the benefit commencement date, the marital status of the member; such determination shall be based on the statements, information, evidence and notices theretofore furnished by the member to the committee and upon any other information or evidence available to the committee.



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                                            Amendment Number 3
                                   To The Supplemental Pension Plan For
                                    Designated Management Employees Of
                                        Federal Signal Corporation
                             (as amended and in effect as of January 1, 1976)


Paragraph 5 of the Supplemental Pension Plan For Designated Management Employees of Federal Signal Corporation (as amended and in effect as of January 1, 1976) is hereby amended January 1, 1983 by deleting paragraph 5 in its entirety and inserting the following new paragraph 5.

        5. Forms of Pension Other Than Life Pension. The benefits payable under the Supplemental Pension Plan can be paid to an eligible employee in any form offered to the eligible employee by the Qualified Retirement Plan. The form selected under the Supplemental Pension Plan may differ from the form selected under the Qualified Retirement Plan, however, payments under both plans must commence on the same date. If a form selected under the Supplemental Pension Plan is one other than a single-life annuity, payments of the supplemental benefit will be determined as though paid under the provisions of the Qualified Retirement Plan.

Dated this 20th day of May, 1983.


CORPORATE SEAL
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